Exhibit 10.2

NUKKLEUS INC.
525 Washington Blvd.
Jersey City, New Jersey  07310

June 3, 2016

Emil Assentato, Manager
Currency Mountain Holdings Bermuda, Limited

Nukkleus Limited

Re: Asset Purchase Agreement (the “Agreement”) dated May 24, 2016 between Currency Mountain Holdings Bermuda, Limited (the “Seller”) and Nukkleus Inc. (the “Purchaser”)

Dear Mr. Assentato:

Reference is hereby made to the Agreement. It is hereby agreed to by the parties that Section 2.3 of the Agreement shall be amended and restated to state the following:

"2.3.           Purchase Price. Subject to the terms and conditions of this Agreement, the aggregate purchase price to be paid by Purchaser for the purchase of the Acquired Assets (the “Purchase Price”) shall be (a) 48,400,000 shares of common stock of the Purchaser, $0.0001 par value per share (the “Shares”). The Shares are being issued under Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act and, as a result, the certificate representing the Shares shall be affixed with the appropriate restrictive legend in accordance with the Securities Act.
The Purchaser acknowledges that the certificate representing the Shares shall bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT
BE SOLD, OFFERED FOR SALE, PLEDGED,
HYPOTHECATED OR OTHERWISE TRANSFERRED IN
THE ABSENCE OF A REGISTRATION STATEMENT WITH
RESPECT TO THE SECURITIES UNDER SUCH ACT AND
THE OPINION OF COUNSEL REASONABLY
SATISFACTORY TO THE COMPANY THAT SUCH
REGISTRATION IS NOT REQUIRED OR UNLESS SOLD
PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

As further consideration for Seller's entering into this Agreement with the Purchaser, the parties agree that in connection with the initial capital raise in excess of $5,000,000, the parties will undertake to provide that 33% of the capital (“Distributed Capital”) will be distributed to those certain sellers named in that certain Stock Purchase Agreement dated May 27, 2016 by and between Nukkleus Inc., IBIH Limited, Terra (FX) Offshore Limited, Ludico Investments Limited, Currency Mountain Holdings LLC and the sellers party thereto (the "SPA Sellers"), with Seller receiving 48.5% of the Distributed Capital and the SPA Sellers (pro-rata to their interest) receiving 51.5% of the Distributed Capital."

We kindly request that you execute this letter below indicating that you agree with the above amendment and statements.

Sincerely, Nukkleus Inc. By: /s/ Emil Assentato Name: Emil Assentato Title: CEO

AGREED AND ACKNOWLEDGED:

Currency Mountain Holdings Bermuda, Limited

By: /s/ Emil Assentato
Name: Emil Assentato
Title: Manager

Nukkleus Limited

By: /s/ Emil Assentato
Name: Emil Assentato
Title: Manager